Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
November 2, 2007

TOUCHSTONE SOFTWARE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12969	95-3778226
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1538 Turnpike St., North Andover, Massachusetts	01845
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 686-6468

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On October 30, 2007 TouchStone Software Corporation, (the "Company") announced that it has acquired Undelete-Plus, a leading data recovery utility along with the website www.Undelete-Plus.com. Undelete-Plus is a leading-edge utility which enables users to recover deleted files from their computer's hard drive as well as other storage media used in Smart Phones, Digital Cameras, MP3 Players, PDA's, Video Cameras and USB Thumb-drives.  The purchase was made for all cash and funded from cash reserves.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHSTONE SOFTWARE CORPORATION (Registrant)

Date: November 2, 2007	By:	/s/ Jason K. Raza
Jason K. Raza, President and CEO

EXHIBIT INDEX

Exhibit	Description

99	Press release dated October 30, 2007